Fees Summary	Aug. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,820,000
Previously Paid Amount	0
Total Fee Amount	73,773.43
Total Offset Amount	0
Net Fee	$ 73,773.43